UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2015

Syntel, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	000-22903	38-2312018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan	48083
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 619-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Syntel, Inc. (“Syntel”) has approved the recommendation by its Compensation Committee and its Nominating and Corporate Governance Committee to change non-employee director compensation by changing the restriction period for restricted stock units granted to directors. Effective June 1, 2015, the restriction period on restricted stock units granted to non-employee directors upon their being elected to the Board of Directors no longer ceases upon the occurrence of the next annual shareholder meeting. Instead, the restriction period for restricted stock units granted to non-employee directors upon their being elected to the Board of Directors ceases for each director on the day upon which he or she ceases to serve on Syntel’s Board of Directors. The form of the restricted stock unit agreement as revised to effectuate this change is attached as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Syntel held its annual meeting of shareholders on Tuesday, June 2, 2015 (the “Meeting”) in Troy, Michigan. As of the record date for the Meeting, April 7, 2015, there were 83,748,268 shares of Syntel’s common stock outstanding and entitled to vote. There were 79,955,467 shares of Syntel’s common stock represented in person or by proxy at the Meeting. The final vote of the shareholders on the proposals presented at the Meeting follows:

Proposal 1: The shareholders elected the following director nominees, constituting the entirety of Syntel’s Board of Directors, to serve for one year terms lasting until the next annual meeting of shareholders in 2016. The shareholder vote for each director nominee was:

	FOR	Number of Shares WITHHELD	BROKER NON- VOTES
Paritosh K. Choksi	77,110,405	1,011,572	1,833,490
Bharat Desai	76,551,296	1,570,681	1,833,490
Thomas Doke	77,324,524	797,453	1,833,490
Rajesh Mashruwala	77,129,993	991,984	1,833,490
George R. Mrkonic, Jr.	77,069,525	1,052,452	1,833,490
Nitin Rakesh	77,432,217	689,760	1,833,490
Prashant Ranade	76,699,242	1,422,735	1,833,490
Vinod K. Sahney	77,636,658	485,319	1,833,490
Neerja Sethi	76,825,877	1,296,100	1,833,490

Proposal 2: The shareholders approved an amendment to Syntel’s Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. The shareholder vote was:

Number of Shares
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
78,736,515	1,179,100	39,852	-0-

Proposal 3: The shareholders ratified the appointment of Crowe Horwath LLP as Syntel’s independent registered public accounting firm for fiscal year 2015. The shareholder vote was:

Number of Shares
FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
79,721,008	197,618	36,841	-0-

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

10.1	Form of Restricted Stock Unit Grant Agreement for Non-Employee Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntel, Inc. (Registrant)

Date June 3, 2015	By	/s/ Daniel M. Moore
Daniel M. Moore, Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Grant Agreement for Non-Employee Directors.

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